EXHIBIT 32

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this periodic report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Spartech Corporation.


                                        Date: January 16, 2004


                                        /s/ Bradley B. Buechler
                                        Bradley B. Buechler
                                        Chairman,   President   and   Chief
                                        Executive Officer


                                        /s/ Randy C. Martin
                                        Randy C. Martin
                                        Executive Vice President and  Chief
                                        Financial Officer